UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D)

                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             September 12, 1996
                      (Date of earliest event reported)




                           JEFFERSON BANCORP, INC.
           (Exact name of Registrant as specified in its charter)



LOUISIANA                          0-24618                        72-1264411
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                       ID No.)
incorporation)



1011 FOURTH STREET, GRETNA, LOUISIANA                               70053
(Address of principal executive offices)                         (Zip Code)



                               (504) 368-1011
            (Registrant's telephone number, including area code)



                               NOT APPLICABLE
        (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On September 12, 1996, Jefferson Bancorp, Inc., the parent of Jefferson Federal Savings Bank, issued the press release included as
Exhibit 99.1 to this Form 8-K Report.


ITEM 7.   FINANCIAL   STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION   AND
EXHIBITS

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibit:

          99.1      Press Release, dated September 12, 1996

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   JEFFERSON BANCORP, INC.



Date:  September 18, 1996               By: /S/ KAREN L. KNIGHT
                                        Karen L. Knight
                                        President and Chief
                                        Executive Officer